UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OF 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                November 8, 1999 (Date of earliest event reported)

                            UGLY DUCKLING CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

         DELAWARE                  000-20841                86-0721358
     (State or Other              (Commission              (IRS Employer
       Jurisdiction              File Number)           Identification No.)
    of Incorporation)

           2525 East Camelback Road, Suite 500, Phoenix, Arizona 85016
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (602) 852-6600

                                 Not Applicable

          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS.

     Attached hereto as Exhibit 99.1 is a copy of Ugly Duckling Corporation's press release dated November 8, 1999 titled "Ugly Duckling Completes Acquisition of Virginia Dealerships" which describes the Company's acquistion of 5 buy-here pay-here locations in the Richmond Virginia area, and related inventory and loan portfolio.


(c)  Exhibits


EXHIBIT
NUMBER         DESCRIPTION
--------       -----------

99.1 Ugly Duckling Corporation Press Release Dated November 8, 1999 Titled "Ugly Duckling Completes Acquisition of Virginia Dealerships"

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                UGLY DUCKLING CORPORATION
                                                        (Registrant)



                                                By /s/ JON D. EHLINGER
                                                   -----------------------------
                                                         (Signature)

                                                   Jon D. Ehlinger
                                                   Secretary


Date   November 8, 1999